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                                                                   EXHIBIT 10(G)


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



          This First Amendment to Employment Agreement ("First Amendment") is entered into as of April 1, 1989 by and between PS Group, Inc. ("Employer") and Lawrence A. Guske ("Employee") and amends the Employment Agreement dated as of January 15, 1988, between Employer and Employee.


                                R E C I T A L S

          WHEREAS, the Board of Directors of Employer has approved certain amendments to the Employment Agreement between Employer and Employee;

          NOW THEREFORE, Employer and Employee agrees as follows:


                                   AGREEMENT

          1.   Amendatory Provisions.  Employer and Employee agree that the
               ---------------------
Employment Agreement is amended:

          1.1  Section 2. is amended to read in full as follows:

          "2.  Term.  The term of this agreement shall be for a period of one
               ----
          year and shall automatically be extended indefinitely thereafter until canceled by either party upon one year's written notice to the other party or as otherwise terminated pursuant to Section 8 hereof."

          1.2 Subsection b. of Section 8. is amended to read in full as follows:

          "Employer may terminate the Agreement for cause as defined in Section 10(a) hereof."

          1.3  Subsection c. of Section 8. is deleted.

          1.4  The second sentence of Subsection b. of Section 9. is deleted.

          1.5  Subsection c. of Section 9. is deleted.

          1.6  Clause (i) of Section 10. is amended to read in full as follows:

          "(i) cash payment equal to two years compensation at his then current annual salary;"
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          2.  Effectiveness of the Employment Agreement.  Except as hereby
              -----------------------------------------
amended, the Employment Agreement shall remain in full force and effect.


                         PS GROUP, INC.



                               /s/ George M. Shortley
                            ------------------------------
                                GEORGE M. SHORTLEY
                               President and Chief
                                Executive Officer



                               /s/ Lawrence A. Guske
                            ------------------------------
                                LAWRENCE A. GUSKE


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